UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  October 10, 2023

Freshpet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36729	20-1884894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 PLAZA DRIVE, 1ST FLOOR SECAUCUS, New Jersey	07094
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  201 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Freshpet, Inc. (the “Company”) held its Annual Meeting of Stockholders on October 10, 2023 (the “Annual Meeting”).  The Company’s stockholders considered three proposals at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 31, 2023 (the “Proxy Statement”).  The final results for each proposal presented at the Annual Meeting are set forth below:

(1) Election of Directors. All nominees were elected to serve on the Board of Directors pursuant to the following votes:

DIRECTOR	FOR	WITHHOLD
OLU BECK	41,910,123	791,440
WILLIAM B. CYR	42,294,343	407,220
LETA D. PRIEST	38,908,823	3,792,740
DAVID J. WEST	42,316,136	385,427

(2) Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023 was ratified with the following votes:

FOR	AGAINST	ABSTAIN
45,446,010	178,868	40,998

There were no broker non-votes with respect to this matter.

(3) Approval, by Non-Binding Advisory Vote, of the Compensation of the Company’s Named Executive Officers. The Say-on-Pay advisory proposal to approve executive compensation was approved with the following votes:

FOR	AGAINST	ABSTAIN
41,159,616	1,495,303	46,643

There were 2,964,313 broker non-votes with respect to this matter.

The terms of a settlement agreement between the Company and JANA Partners, LLC (“JANA”), dated August 21, 2023 terminating the proxy contest between the Company and JANA and certain of its affiliates, including the anticipated cost to the Company thereof, were disclosed in the Proxy Statement under the heading “Directors, Executive Officers, and Corporate Governance — JANA Agreement”.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: October 12, 2023	By:	/s/ Todd Cunfer
Name: Todd Cunfer
Title: Chief Financial Officer